UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 3, 2005


                     METTLER-TOLEDO INTERNATIONAL INC.

           (Exact name of registrant as specified in its charter)

       Delaware            File No. 001-13595            13-3668641
       (State of        (Commission File Number)        (IRS Employer
    incorporation)                                   Identification No.)

                       Im Langacher, P.O. Box MT-100

                      CH-8606, Greifensee, Switzerland

                   -------------------------------------

            (Address of principal executive offices) (zip code)

     Registrant's telephone number, including area code: +41-1-944-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On February 3, 2005, Mr. Caldwell announced to the company that he intends to retire at the end of his current term and will not be running for reelection in 2005.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
           FISCAL YEAR.

     On February 3, 2005, the Board of Directors voted to amend the by-laws to decrease the number of Directors on its Board of Directors from nine to eight. This by-law change is effective upon the annual stockholders' meeting of 2005. The further amended by-laws are filed as Exhibit 3.2 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
-----------     -----------

3.2 Amended By-Laws of the Company, effective upon the 2005 annual shareholders' meeting.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               METTLER-TOLEDO INTERNATIONAL INC.

Dated:  February 9, 2005       By:  /s/  William P. Donnelly
                                  -----------------------------
                                    William P. Donnelly

                                    Chief Financial Officer